UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 12, 2019

Elastic N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-38675	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 West El Camino Real, Suite 350 Mountain View, California 94040
(Address of principal executive offices)(Zip Code))

Registrant’s telephone number, including area code: (650) 458-2620
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On November 12, 2019, Elastic N.V. (the “Company”) issued a press release announcing that the Company’s Board of Directors has nominated Alison Gleeson to stand for election to the Company’s Board of Directors at an extraordinary general meeting of the Company’s shareholders (the “Director Election”). Pursuant to Dutch law, Ms. Gleeson’s nomination to the Board of Directors is subject to a shareholder vote, expected to be held at an extraordinary general shareholder meeting in early January 2020. Subject to her election to the Board of Directors, Ms. Gleeson will also be appointed to serve as a member of the Company’s Compensation Committee.

Alison Gleeson has served as a special advisor at Brighton Park Capital, an investment firm, since October 2019. From November 2018 to September 2019, she was a private investor. From January 1996 to October 2018, Ms. Gleeson was with Cisco Systems, Inc., where she served in various roles, most recently as Senior Vice President, Americas from July 2014 to October 2018. Ms. Gleeson holds a bachelor’s degree in marketing from Michigan State University.

There are no family relationships between Ms. Gleeson and any director or executive officer of the Company, and Ms. Gleeson was not nominated by the Board of Directors to serve as a director pursuant to any arrangement or understanding with any person. Ms. Gleeson has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K. More information about Ms. Gleeson and the director nomination process will be available in the Company’s proxy statement. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Important Additional Information and Where You Can Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its shareholders, a proxy statement (the “Proxy Statement”) in connection with the Director Election, to be voted upon at an extraordinary general meeting of shareholders (the “Extraordinary Meeting”). Anyone who is a shareholder of record or beneficial owner of the Company’s shares as of the record date will be entitled to vote their shares at the Extraordinary Meeting.

This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE DIRECTOR ELECTION. Shareholders will be able to obtain free copies of the Proxy Statement (when it becomes available), any solicitation materials and any other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the Company’s Investor Relations department at +1 (650) 695-1055 or ir@elastic.co.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Director Election. Information regarding the interests of participants in the solicitation of proxies in respect of the Extraordinary Meeting will be included in the Proxy Statement.

Forward-Looking Statements

Certain statements in this report and the exhibit hereto are forward-looking statements that are subject to risks and uncertainties. These forward- looking statements are based on management’s current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. The Company disclaims any obligation to update any forward-looking statement contained in this report and the exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit	Description
99.1	Press Release dated November 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2019

ELASTIC N.V

By:	/s/ Janesh Moorjani
Name:	Janesh Moorjani
Title:	Chief Financial Officer